NATIXIS EQUITY FUNDS

Supplement dated September 15, 2008, to Natixis Equity Funds Statement of Additional Information-Part I

dated May 1, 2008, as may be revised and supplemented from time to time.

This document supplements the Natixis Funds Statement of Additional Information Part I dated May 1, 2008, as revised and supplemented from time to time (the “SAI”), to update certain information with respect to the Hansberger International Fund and Vaughan Nelson Small Cap Value Fund and to update certain other information relating to all the Funds included in the SAI.

Effective immediately, the date of the SAI with respect to the Hansberger International Fund and Vaughan Nelson Small Cap Value Fund is hereby amended to September 15, 2008. With respect to each other Fund included in the SAI, the date of the SAI Part I remains May 1, 2008.

Effective immediately, the second paragraph on the cover page is amended to include the following:

The Hansberger International Fund’s and Vaughan Nelson Small Cap Value Fund’s financial statements and accompanying notes that appear in the Funds’ annual and semi-annual reports are incorporated by reference into Part I of this Statement. Each Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478 or by visiting the Funds’ website at www.funds.natixis.com.